MAY 11, 2018

SUPPLEMENT TO

HARTFORD HLS FUNDS PROSPECTUS

DATED MAY 1, 2018

This Supplement contains new and additional information and should be read in connection with your Prospectus.

Karen H. Grimes, CFA announced her plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, she will no longer serve as a portfolio manager to Hartford Balanced HLS Fund and Hartford Value HLS Fund (each a “Fund”) as of December 31, 2018. With respect to each of these Funds, it is anticipated that Ms. Grimes’ portfolio manager responsibilities will transition to the Fund’s other portfolio managers by December 31, 2018.

This Supplement should be retained with your Prospectus for future reference.

HV-7374	May 2018